Intelligent Real Estate ETF Trading Symbol: REAI Listed on The Nasdaq Stock Market, LLC Summary Prospectus May 29, 2026 www.armadaetfs.com/reai/

Before you invest, you may want to review the Intelligent Real Estate ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated May 29, 2026 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.armadaetfs.com/reai/. You can also get this information at no cost by calling at 800-693-8288 or by sending an e-mail request to contact@armadaetfs.com.

Investment Objective

The Intelligent Real Estate ETF (the “Fund”) seeks total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.59%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.59%

[1]	The Fund’s investment adviser, Tidal Investments LLC (“Tidal” or the “Adviser”), a Tidal Financial Group company, will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses (collectively, the “Excluded Expenses”).

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. During the most recent fiscal year ended January 31, 2026, the Fund’s portfolio turnover rate was 125% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that invests in a diversified portfolio of publicly-traded real estate investment trusts (“REITs”) and mortgage-backed securities (“MBS”) listed primarily on U.S. stock exchanges, and to a lesser extent, stock exchanges in Canada, Europe, and Asia. The Fund invests in REITs and MBS that, in the determination of Armada ETF Advisors LLC (d/b/a Armada ETFs) (the “Sub-Adviser”), the Fund’s sub-adviser, have quantitative and qualitative characteristics that compare favorably to the aggregate real estate portfolio holdings of a select group of public, non-traded REITs. Non-traded REITs are real estate funds whose shares do not trade on stock exchanges. Rather, they generally can be sold only to accredited and institutional investors. The non-traded REITs considered by the Sub-Adviser are public, SEC-registered companies that make regular, publicly available filings with the SEC. In particular, the Sub-Adviser selects securities that, in its view, have characteristics that compare favorably to the publicly available real estate portfolio holdings of non-traded REITs managed by, in the Sub-Adviser’s view, large, well-managed global real estate firms. Public, non-traded REITs typically invest directly in real estate. In contrast, the Sub-Adviser will seek similar strategic themes for the Fund by investing in publicly-traded REITs. Additionally, the Sub-Adviser seeks to construct the Fund’s REIT exposure “intelligently” rather than by simply replicating non-traded REITs’ exposure.

The global real estate firms which the Sub-Adviser evaluates have extensive market and asset-level knowledge which comes from owning and managing large portfolios of real estate assets across many geographies and property sectors. In general, these firms have access to extensive real-time market data which enables them to identify and act upon market conditions and trends. The Sub-Adviser, in turn, uses publicly available data of the non-traded REITs managed by these firms to seek to benefit from the firms’ knowledge and provide effective strategic asset allocation across property sectors and geographies. In particular, the Sub-Adviser analyzes third-party data as well as the non-traded REITs’ public filings, such as financial disclosures and supplemental reports (e.g., 10-Q, 10-K, annual reports, etc.).

The Sub-Adviser analyzes third-party data and public filings for a select group of public, non-traded REITs from various sources (the “Select Non-Traded REITs”). The Sub-Adviser then seeks to create an investment portfolio for the Fund with similar qualitative characteristics to the aggregate real estate portfolio holdings of the Select Non-Traded REITs, including:

●	Sector (e.g., residential, industrial, self-storage).
●	Geographical (e.g., U.S. regions (East, Southwest, etc.), Europe, and Asia).
●	Portfolio quality (e.g., occupancy rates, term of leases, and stability of cash flows) and the Sub-Adviser’s estimates of the portfolio’s cash flow growth potential.
●	Term structure of balance sheet (e.g., the composition of the Select Non-Traded REITs’ assets, liabilities, and outstanding equity) and overall leverage characteristics (e.g., debt-to-equity ratio).
●	Valuations (e.g., net asset value).

The Sub-Adviser uses a combination of quantitative and qualitative considerations in the analysis of publicly-traded REITs including corporate track record, asset quality, balance sheet quality, financial transparency and disclosure and valuation. In evaluating publicly-traded REITs, the Sub-Adviser relies on both third-party data providers, as well as public filings, such as financial disclosures and supplemental reports.

Notwithstanding the foregoing, publicly-traded REITs typically have less leverage (lower debt-to-asset ratios) than comparable non-traded REITs. As a result, the Fund’s portfolio is generally expected to reflect a lower amount of leverage than the Select Non-Traded REITs.

Eligible Securities:

1.	REITS: The Fund will invest in a wide variety of REITs. The types of REITs, and a high-level description of the types of properties different REITs own or manage include:

●	Residential REITs – residential properties, such as multifamily housing, single-family rental housing, and senior housing.
●	Industrial REITs – properties that are used for manufacturing, production, storage, and distribution of goods.
●	Net Lease REITs – properties that are leased to commercial tenants under “triple net leases” which make the tenants responsible for paying for the property’s operating costs (such as taxes, insurance, utilities, and common area costs).
●	Hospitality REITs – hotels, motels, and similar properties.
●	Self-storage REITs – storage facility properties.
●	AI Infrastructure REITs – data centers, power generation infrastructure, data transmission and logistics centers, and other specialized industrial properties underpinning the artificial intelligence (AI) ecosystem.

In addition, the Fund may invest in:

●	Retail REITs – properties that have retail space, such as malls, outlet centers, and shopping centers.
●	Office REITs - office buildings.

2.	MBS: The Fund will invest to a limited extent in MBS, both residential MBS (“RMBS”) and commercial MBS (“CMBS”). Because most non-traded REITs invest in MBS primarily for liquidity purposes, under normal market conditions, the Fund will generally only hold between zero and 10% of its net assets in MBS.

Additional Portfolio Attributes

The Fund’s REIT investments will primarily be U.S.-listed REITs. The Fund may hold REITs that are listed on non-U.S. exchanges. The Fund’s portfolio will generally consist of between 15-50 REITs and between 0-5 MBS.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in REITs. The Fund will concentrate its investments (i.e., hold more than 25% of its total assets) in the real estate industry. The Fund is deemed to be non-diversified under the 1940 Act, which means that it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your principal investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds—Principal Risks of Investing in the Funds.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

REIT Risk. A REIT is a company that owns or finances income-producing real estate and meets certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), as more fully described in the Fund’s Statement of Additional Information (“SAI”). Through its investments in REITs, the Fund is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.

REITs are subject to additional risks, including those related to adverse governmental actions; declines in property value and the real estate market; the potential failure to qualify for tax-free pass through of income; and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area, or a small number of property types. As a result, investments in REITs may be volatile. To the extent the Fund invests in REITs concentrated in specific geographic areas or property types, the Fund may be subject to a greater loss as a result of adverse developments affecting such area or property types. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses. The valuation methods used by public, non-traded REITs to value underlying holdings may differ from the valuation methods used by publicly-traded REITs in which the Fund invests. As a result, the underlying valuations of properties held by public, non-traded REITs may diverge from valuations of properties held by publicly-traded REITs.

Real Estate Securities Risk. Adverse economic, business or political developments affecting real estate could have a major effect on the value of the Fund’s investments in REITs. Investing in REITs may subject the Fund to risks associated with the direct ownership of real estate. Changes in interest rates may also affect the value of the Fund’s investment in certain REITs. Real estate investments are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate investments are also subject to heavy cash flow dependency and defaults by borrowers.

Mortgage-Related Securities (MBS) Risk. Mortgage-related securities, including CMBS and RMBS, may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of MBS, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

●	CMBS Risk. CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

●	RMBS Risk. RMBS are subject to the risks generally associated with fixed-income securities and mortgage-backed securities. Delinquencies and defaults by borrowers in payments on the underlying mortgages, and the related losses, are affected by general economic conditions, the borrower’s equity in the mortgaged property and the borrower’s financial circumstances. The risks associated with RMBS are greater for those in the Alt-A and subprime first lien mortgage sectors than those in the prime first lien mortgage sectors, but the risks exist for all RMBS. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Therefore, RMBS backed by subprime loans may suffer significantly greater declines in value due to defaults or the increased risk of default.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

Equity Market Risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

Concentration Risk. The Fund’s investments will be concentrated in the real estate industry. As a result, the value of Shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries.

Debt Securities Risk. The Fund invests in asset-backed securities, which are debt securities that involve certain risks, including:

●	Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security prior to its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

●	Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

●	Extension Risk. When interest rates rise, certain obligations will be repaid by the obligor more slowly than anticipated, causing the value of these securities to fall.

Foreign Securities Risk. Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices.

ETF Risks.

○	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., MBS that cannot be broken up beyond certain minimum sizes needed for transfer and settlement). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may have less cash efficiency and pay out higher annual capital gain distributions to shareholders than if the in-kind redemption process was used.

○	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.

○	Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Also, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These adverse effects on liquidity for Shares, in turn, could lead to wider bid/ask spreads and differences between the market price of Shares and the underlying value of those Shares.

Data Risk. The Sub-Adviser relies heavily on publicly available data about non-traded REITs and publicly-traded REITs. If data proves to be incorrect or incomplete, any decisions made in reliance thereon may lead to portfolio management decisions for the Fund that would not have been made had the data been correct and complete.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund. In addition, the Sub-Adviser’s strategy is based on its analysis of both non-traded REITs and publicly-traded REITs. A number of factors, such as the location and quality of actual real estate included in a REIT, as well as tenancy rates and leverage, can have a significant impact on a REIT’s performance and cause the performance of REITs with similar asset allocations to vary widely performance-wise. Further, REITs are sensitive to socio-economic trends, such as work-from-home, demographic shifts, and interest rate changes. The Sub-Adviser analyzes such factors for the Fund’s investment strategy. However, the Sub-Adviser’s analysis concerning particular REITs may prove to be inaccurate, which could cause the Fund’s portfolio to behave differently than anticipated.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, political events, armed conflict, war, and geopolitical conflict. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite efforts to address market disruptions.

Sub-Adviser – Potential Conflicts of Interest Risk. A principal associated with an affiliated entity under common control with the Sub-Adviser and who was the former controlling owner of the Sub-Adviser (the “Principal”) may, from time to time, buy and sell real estate to or from one or more publicly-traded REITs (“Target REITs”). The Target REITs may be holdings, or potential holdings, of the Fund. Any of these Principal-Target REIT transactions would be conducted through a separate entity controlled by the Principal, not directly by the Sub-Adviser or the Fund. The Principal does not have access to confidential information about the Sub-Adviser’s investment decisions for the Fund, does not participate in making investment recommendations for the Sub-Adviser or the Fund, and does not have access to those recommendations. To avoid potential conflicts of interest arising from any Principal-Target REIT transactions, the Sub-Adviser has established a policy to ensure that the Fund’s portfolio manager for the Sub-Adviser does not receive sensitive, non-public information about the investment activities of the Principal. The policy also prevents the Principal from accessing non-public information about the investment activities of the Sub-Adviser.

Performance

The following performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance. The bar chart shows the annual returns for the Fund from year-to-year. The table illustrates how the Fund’s average annual total returns for the 1-year and since inception periods compare with those of a broad measure of market performance as well as a more narrowly-tailored index. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.armadaetfs.com/reai/.

Calendar Year Ended December 31,

The Fund’s year-to-date return as of March 31, 2026 was 4.10%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 15.37% for the quarter ended September 30, 2024 and the lowest quarterly return was -7.08% for the quarter ended December 31, 2024.

Average Annual Total Returns

For the Periods Ended December 31, 2025

	1 Year	Since Inception (06/12/2023)
Return Before Taxes	-5.69%	1.64%
Return After Taxes on Distributions	-7.32%	0.26%
Return After Taxes on Distributions and Sale of Fund Shares	-3.15%	0.84%
Dow Jones U.S. Select REIT Index (reflects no deduction for fees, expenses or taxes)	3.67%	8.42%
S&P 500® Total Return Index (reflects no deduction for fees, expenses, or taxes)	17.88%	21.21%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements or other tax-advantaged accounts, such as an individual retirement account (“IRA”). In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures for the same period due to a capital loss that occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management

Investment Adviser

Tidal Investments LLC, a Tidal Financial Group company, serves as investment adviser to the Fund.

Sub-Adviser

Armada ETF Advisors LLC (d/b/a Armada ETFs) serves as investment sub-adviser to the Fund.

Portfolio Managers

The following individuals are responsible for the day-to-day management of the Fund.

David Jartby, Portfolio Manager for the Sub-Adviser, is primarily responsible for the day-to-day management of the Fund’s portfolio and has been a portfolio manager of the Fund since May 2026.

Qiao Duan, CFA, Vice President of Portfolio Management and Trading for the Adviser, has been a portfolio manager of the Fund since 2026.

Andy Hicks, Senior Vice President of Trading for the Adviser, has been a portfolio manager of the Fund since 2026.

CFA® is a registered trademark owned by the CFA Institute.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.armadaetfs.com.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, Sub-Adviser, or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.